Financial instruments at fair value	12 Months Ended
Mar. 31, 2022
Fair Value Disclosures [Abstract]
Financial instruments at fair value

9	Financial instruments at fair value

During the fiscal year ended March 31, 2022, the Company purchased listed shares in Hong Kong and the United States for trading purposes for approximately $812,000 (2021: $613,000). During the fiscal year ended March 31, 2022, a loss from disposal of financial assets at fair value of approximately $107,000 was recorded (2021: gain of $6,000). A revaluation loss of approximately $12,000 was recorded during the fiscal year ended March 31, 2022 (2021: revaluation gain of $17,000).

At the end of the accounting period, the fair value of the following assets was as follows:

	March 31, 2021				March 31, 2022
$ in thousands
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
Equity investments	504	—	—	504	395	—	—	395

The fair value of equity investments is determined based on quoted prices in active markets.